UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

INTUIT INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Coast Avenue

Mountain View, CA 94043

(Address of Principal Executive Offices)(Zip Code)

(Registrant’s telephone number, including area code): (650) 944-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 1, 2013, Intuit Inc., a Delaware corporation (“Intuit”), entered into a definitive agreement and plan of merger (the “Merger Agreement”) with subsidiaries of Thoma Bravo Fund X, L.P. (“Thoma Bravo”) to sell Digital Insight Corporation (“Digital Insight”), Intuit’s wholly-owned subsidiary, in a merger transaction pursuant to which Digital Insight will become a wholly-owned subsidiary of Thoma Bravo Fund X, L.P. (the “Merger”). Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, Thoma Bravo will acquire all of the outstanding shares of Digital Insight Corporation capital stock for a cash purchase price of approximately $1.025 billion. Intuit will also provide Digital Insight with access to certain technology related to the business of Digital Insight, as well as transition services for a period of time following the closing of the acquisition.

The Merger Agreement contains customary representations, warranties and covenants by the parties, including covenants regarding operation of the businesses of Digital Insight prior to the closing. The consummation of the Merger is subject to regulatory review and other customary closing conditions. The parties expect to complete the transaction in the next few months.

Intuit expects to file a copy of the Merger Agreement as an exhibit to its Form 10-K for the fiscal year ending July 31, 2013. We encourage you to read the Merger Agreement for a more complete understanding of the transaction. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

ITEM 8.01 OTHER EVENTS.

On July 1, 2013, Intuit issued a joint press release with Thoma Bravo announcing the transaction described in Item 1.01 above. A copy of the press release is attached as Exhibit 99.01 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.01	Press release issued jointly by Thoma Bravo and Intuit Inc. on July 1, 2013.

Cautionary Language

This current report on Form 8-K (including statements in Exhibit 99.01 incorporated by reference herein) contains forward-looking statements which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially, including statements about the closing of the transaction, Intuit’s company strategy, strategic outcomes, potential divestitures and organizational realignment and their impact on Intuit’s business. Any statements in this Form 8-K (including statements in Exhibit 99.01 incorporated by reference herein) that are not statements of historical fact (including statements containing the words “will”, “believes,” “plans,” “anticipates,” “expects,” “look forward to,” “estimates” and similar expressions) should be considered to be forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: inherent difficulty in predicting consumer behavior; difficulties in receiving, processing, or filing customer tax submissions; consumers may not respond as we expected to our advertising and promotional activities; product introductions and price competition from our competitors can have unpredictable negative effects on our revenue, profitability and market position; governmental encroachment in our tax businesses or other governmental activities or public policy affecting the preparation and filing of tax returns could negatively affect our operating results and market position; we may not be able to successfully innovate and introduce new offerings and business models to meet our growth and profitability objectives, and current and future offerings may not adequately address customer needs and may not achieve broad market acceptance, which could harm our operating results and financial condition; business interruption or failure of our information technology and communication systems may impair the availability of our products and services, which may damage our reputation and harm our future financial results; as we upgrade and consolidate our customer facing applications and supporting information technology infrastructure, any problems with these implementations could interfere with our ability to deliver our offerings; any failure to properly use and protect personal customer information and data could harm our revenue, earnings and reputation; if we are unable to develop, manage and maintain critical third party business relationships, our business may be adversely affected; increased government regulation of our businesses may harm our operating results; if we fail to process transactions effectively or fail to adequately protect against potential fraudulent activities, our revenue and earnings may be harmed; any significant offering quality problems or delays in our offerings could harm our revenue, earnings and reputation; our participation in the Free File Alliance may result in lost revenue opportunities and cannibalization of our traditional paid franchise; the continuing global economic downturn may continue to impact consumer and small business spending, financial institutions and tax filings, which could negatively affect our revenue and profitability; year-over-year changes in the total number of tax filings that are submitted to government agencies due to economic conditions or otherwise may result in lost revenue opportunities; our revenue and earnings are highly seasonal and the timing of our revenue between quarters is difficult to predict, which may cause significant quarterly fluctuations in our financial results; our financial position may not make repurchasing shares advisable or we may issue additional shares in an acquisition causing our number of outstanding shares to grow; our inability to adequately protect our intellectual property rights may weaken our competitive position and reduce our revenue and earnings; our acquisition and divestiture activities may disrupt our ongoing business, may involve increased expenses and may present risks not contemplated at the time of the transactions; our use of significant amounts of debt to finance acquisitions or other activities could harm our financial condition and results of operation; and litigation involving intellectual property, antitrust, shareholder and other matters may increase our costs. More details about these and other risks that may impact our business are included in our Form 10-K for fiscal 2012 and in our other SEC filings. You can locate these reports through our website at http://investors.intuit.com. Forward-looking statements are based on information as of July 1, 2013, and we do not undertake any duty to update any forward-looking statement or other information in these materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.

Date: July 3, 2013	By:	/s/ Kerry McLean
Kerry McLean
Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release issued jointly by Thoma Bravo and Intuit Inc. on July 1, 2013.